EXHIBIT 99


CHRYSLER FINANCIAL                                DISTRIBUTION DATE:   06-OCT-00
DAIMLERCHRYSLER AUTO TRUST 2000-A                                    PAGE 1 OF 2
MONTHLY SERVICER'S CERTIFICATE (GT)
--------------------------------------------------------------------------------


      Payment Determination Statement Number                                            7
      Distribution Date                                                         06-Oct-00

      DATES COVERED                                               FROM AND INCLUDING                   TO AND INCLUDING
      -------------                                               ------------------                   ----------------
           Collections Period                                                   01-Sep-00                           30-Sep-00
           Accrual Period                                                       06-Sep-00                           05-Oct-00
           30/360 Days                                                                 30
           Actual/360 Days                                                             30

                                                                       NUMBER OF
      COLLATERAL POOL BALANCE DATA                                     ACCOUNTS                            $ AMOUNT
      ----------------------------                                     ---------                           --------
      Pool Balance - Beginning of Period                                121,473                              1,712,262,644.55
      Collections of Installment Principal                                                                      33,439,603.11
      Collections Attributable to Full Payoffs                                                                  17,632,589.05
      Principal Amount of Repurchases                                                                                    0.00
      Principal Amount of Gross Losses                                                                           2,494,108.34
                                                                                                  ----------------------------

      Pool Balance - End of Period                                      119,311                              1,658,696,344.05
                                                                                                  ============================


      POOL STATISTICS                                                                                    END OF PERIOD
      ---------------                                                                             ----------------------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                                               2,076,965,804.62
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                  79.86%

      Ending O/C Amount                                                                                         87,081,558.06
      Coverage Ratio (Ending Pool
           Balance as a Percent of Ending Securities)                                                                 105.54%

      Cumulative Net Losses                                                                                      3,705,120.53
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                           0.60120%
      Cumulative Recovery Ratio                                                                                        63.00%
      60+ Days Delinquency Amount                                                                                6,034,429.06
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                        0.33230%

      Weighted Average APR                                                                                             8.955%
      Weighted Average Remaining Term (months)                                                                          49.84
      Weighted Average Seasoning (months)                                                                               10.88

CHRYSLER FINANCIAL                               DISTRIBUTION DATE:    06-OCT-00
DAIMLERCHRYSLER AUTO TRUST 2000-A                                    PAGE 2 OF 2
MONTHLY SERVICER'S CERTIFICATE (GT)
--------------------------------------------------------------------------------

      CASH SOURCES
      ------------
           Collections of Installment Principal                                                                 33,439,603.11
           Collections Attributable to Full Payoffs                                                             17,632,589.05
           Principal Amount of Repurchases                                                                               0.00
           Recoveries on Loss Accounts                                                                           1,571,255.48
           Collections of Interest                                                                              12,761,169.67
           Investment Earnings                                                                                      25,083.96
           Reserve Account                                                                                       4,956,957.50
                                                                                                  ----------------------------
           TOTAL SOURCES                                                                                        70,386,658.77
                                                                                                  ============================
      CASH USES
      ---------
           Servicer Fee                                                                                          1,426,885.54
           Note Interest                                                                                         8,863,299.12
           Reserve Fund                                                                                          4,956,957.50
           O/C Release to Seller                                                                                26,781,037.02
           Note Principal                                                                                       28,358,479.59
                                                                                                  ----------------------------
           TOTAL CASH USES                                                                                      70,386,658.77
                                                                                                  ============================


      ADMINISTRATIVE PAYMENT
      ----------------------
      Total Principal and Interest Sources                                                                      70,386,658.77
      Investment Earnings in Trust Account                                                                         (25,083.96)
      Cash Reserve in Trust Account                                                                             (4,956,957.50)
      Servicer Fee (withheld)                                                                                   (1,426,885.54)
      O/C Release to Seller                                                                                    (26,781,037.02)
                                                                                                  ----------------------------
           PAYMENT DUE TO TRUST ACCOUNT                                                                         37,196,694.75
                                                                                                  ============================

      O/C RELEASE
      -----------
      Original O/C Amount                                                                                       94,182,804.62

      Cumulative O/C Release (beginning)                                                                                 0.00
      O/C Release               (Prospectus pg S17)                                                             26,781,037.02
                                                                                                  ----------------------------
      Cumulative O/C Release (ending)                                                                           26,781,037.02
                                                                                                  ============================

                                                                       Beginning                            Ending
                                                                        Balance                             Balance
                                                              ----------------------------        ----------------------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1  408,429,000.00  @   6.07%                                  25,619,265.58                                0.00
      Class A-2  655,000,000.00  @   6.76%                                 655,000,000.00                      652,260,785.99
      Class A-3  405,000,000.00  @   7.09%                                 405,000,000.00                      405,000,000.00
      Class A-4  440,000,000.00  @   7.23%                                 440,000,000.00                      440,000,000.00
      Certificates                                                          74,354,000.00                       74,354,000.00
                                                              ----------------------------        ----------------------------
          Total Securities                                               1,599,973,265.58                    1,571,614,785.99
                                                              ============================        ============================







                                                Principal          Principal per     Interest       Interest per
                                                 Payment            $1000 Face        Payment        $1000 Face           Original
                                               -------------------------------------------------------------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1  408,429,000.00  @   6.07%          25,619,265.58  62.7263627       129,590.79     0.3172909        408,429,000.00
      Class A-2  655,000,000.00  @   6.76%           2,739,214.01   4.1820061     3,689,833.33     5.6333333        655,000,000.00
      Class A-3  405,000,000.00  @   7.09%                   0.00   0.0000000     2,392,875.00     5.9083333        405,000,000.00
      Class A-4  440,000,000.00  @   7.23%                   0.00   0.0000000     2,651,000.00     6.0250000        440,000,000.00
      Certificates                                           0.00   0.0000000             0.00                       74,354,000.00
                                               -------------------            -------------------               -------------------
          Total Securities                          28,358,479.59                 8,863,299.12                    1,982,783,000.00
                                               ===================            ===================               ===================





* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 30.